SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

------------------

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report(date of earliest event reported):

May 1, 2001

CHESAPEAKE CORPORATION

(Exact Name of Registrant as Specified in Charter)

Virginia (State or Other Jurisdiction of Incorporation)	1-3203 (Commission File Number)	54-0166880 (IRS Employer Identification No.)

1021 East Cary Street, Richmond, VA 23219

-----------------------------------------

(Address of Principal Executive Offices) (Zip Code)

Registrant's telephone number, including area code: (804)697-1000

Item 9: REGULATION FD DISCLOSURE

On May 1, 2001, Chesapeake Corporation held an analyst presentation to discuss fiscal year 2000, 1999 and 1998 results; fiscal year 2001 outlook; and other business information. A speech and corresponding slide package prepared for use by Chesapeake Corporation executives at this presentation are furnished herewith as Exhibit 99. All of the information in the presentations is presented as of May 1, 2001, and Chesapeake Corporation does not assume any obligation to update such information in the future.

The following exhibits are filed herewith:
Exhibit No. 99	Description

Speech prepared for use by Chesapeake Corporation executives for securities analysts meeting held on May 1, 2001 discussing fiscal year 2000, 1999 and 1998 results; fiscal year 2001 outlook; and other business information.

99	Slide Package prepared for use with the Speech included as Exhibit 99 by Chesapeake Corporation executives for securities analysts meeting held on May 1, 2001, discussing fiscal year 2000, 1999 and 1998 results; fiscal year 2001 outlook; and other business information.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.
CHESAPEAKE CORPORATION (Registrant)

Date: May 1, 2001	BY: /s/ William T. Tolley William T. Tolley Senior Vice President- Finance and Chief Financial Officer

EXHIBIT INDEX

Exhibit No. 99	Description

Speech prepared for use by Chesapeake Corporation executives for securities analysts meeting held on May 1, 2001 discussing fiscal year 2000, 1999 and 1998 results; fiscal year 2001 outlook; and other business information.

99	Slide Package prepared for use with the Speech included as Exhibit 99 by Chesapeake Corporation executives for securities analysts meeting held on May 1, 2001, discussing fiscal year 2000, 1999 and 1998 results; fiscal year 2001 outlook; and other business information.